Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	September 30,	December 31,
	2014	2013
	(Dollars in thousands)
Non-accrual loans	$17,543	$17,905
Loans 90 days or more past due and still accruing interest	-	-
Total non-performing loans	17,543	17,905
Other real estate and repossessed assets	9,376	18,282
Total non-performing assets	$26,919	$36,187

As a percent of Portfolio Loans
Non-performing loans	1.25%	1.30%
Allowance for loan losses	1.97	2.35
Non-performing assets to total assets	1.20	1.64
Allowance for loan losses as a percent of non-performing loans	156.80	180.54

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	September 30, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$30,768	$75,680		$106,448
Non-performing TDR's(1)	3,263	5,515	(2)	8,778
Total	$34,031	$81,195		$115,226

	December 31, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$35,134	$79,753		$114,887
Non-performing TDR's(1)	4,347	4,988	(2)	9,335
Total	$39,481	$84,741		$124,222

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses
	Nine months ended
	September 30,
	2014		2013
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$32,325	$508	$44,275	$598
Additions (deductions)
Provision for loan losses	(2,049)	-	(3,153)	-
Recoveries credited to allowance	5,438	-	6,893	-
Loans charged against the allowance	(8,206)	-	(13,578)	-
Additions (deductions) included in non-interest expense	-	27	-	(57)
Balance at end of period	$27,508	$535	$34,437	$541

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.27%		0.65%

Capitalization
	September 30,	December 31,
	2014	2013
	(In thousands)
Subordinated debentures	$40,723	$40,723
Amount not qualifying as regulatory capital	(1,223)	(1,223)
Amount qualifying as regulatory capital	39,500	39,500
Shareholders’ equity
Common stock	352,129	351,173
Accumulated deficit	(98,979)	(110,347)
Accumulated other comprehensive loss	(6,083)	(9,245)
Total shareholders’ equity	247,067	231,581
Total capitalization	$286,567	$271,081

Non-Interest Income
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2014	2014	2013	2014	2013
	(In thousands)
Service charges on deposit accounts	$3,579	$3,532	$3,614	$10,166	$10,603
Interchange income	1,984	2,067	1,852	5,992	5,542
Net gains (losses) on assets
Mortgage loans	1,490	1,505	1,570	4,139	8,415
Securities	168	54	14	334	205
Other than temporary impairment loss on securities
Total impairment loss	(9)	-	-	(9)	(26)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	(9)	-	-	(9)	(26)
Mortgage loan servicing	932	193	338	1,389	2,614
Investment and insurance commissions	404	499	447	1,305	1,280
Bank owned life insurance	361	341	353	1,021	1,028
Title insurance fees	243	217	409	734	1,261
Increase in fair value of U.S. Treasury warrant	-	-	-	-	(1,025)
Other	1,391	1,668	1,240	4,503	4,019
Total non-interest income	$10,543	$10,076	$9,837	$29,574	$33,916

Capitalized Mortgage Loan Servicing Rights
	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
	(In thousands)
Balance at beginning of period	$12,796	$13,037	$13,710	$11,013
Originated servicing rights capitalized	489	772	1,253	2,661
Amortization	(628)	(793)	(1,827)	(3,111)
Change in valuation allowance	523	35	44	2,488
Balance at end of period	$13,180	$13,051	$13,180	$13,051

Valuation allowance at end of period	$2,811	$3,599	$2,811	$3,599

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2014	2014	2013	2014	2013
	(Dollars in thousands)
Mortgage loans originated	$77,501	$65,430	$97,391	$187,172	$347,177
Mortgage loans sold	62,007	46,965	96,989	156,090	340,318
Mortgage loans sold with servicing rights released	11,229	8,357	16,017	27,447	46,250
Net gains on the sale of mortgage loans	1,490	1,505	1,570	4,139	8,415
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.40%	3.20%	1.62%	2.65%	2.47%
Fair value adjustments included in the Loan Sales Margin	(0.13)	0.61	(0.89)	0.09	(0.58)

Non-Interest Expense
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2014	2014	2013	2014	2013
	(In thousands)
Compensation	$8,574	$8,439	$8,529	$25,321	$25,080
Performance-based compensation	1,203	1,233	2,104	3,348	4,686
Payroll taxes and employee benefits	1,941	2,146	1,958	6,105	5,847
Compensation and employee benefits	11,718	11,818	12,591	34,774	35,613
Occupancy, net	2,079	2,153	2,017	6,715	6,588
Data processing	1,790	1,777	2,090	5,653	6,048
Loan and collection	1,391	1,427	1,584	4,283	5,512
Furniture, fixtures and equipment	1,005	1,053	1,051	3,127	3,171
Communications	712	711	695	2,212	2,205
Advertising	427	601	652	1,547	1,881
Legal and professional fees	559	420	487	1,380	1,843
FDIC deposit insurance	396	422	685	1,235	2,026
Interchange expense	368	342	410	1,112	1,238
Supplies	249	258	277	746	771
Credit card and bank service fees	226	245	310	734	975
Amortization of intangible assets	134	134	203	402	609
Vehicle service contract counterparty contingencies	28	73	149	169	3,403
Cost (recoveries) related to unfunded lending commitments	12	5	(86)	27	(57)
Provision for loss reimbursement on sold loans	-	15	1,417	(466)	2,436
Net (gains) losses on other real estate and repossessed assets	(285)	(38)	119	(410)	1,091
Other	1,275	1,144	1,283	3,804	3,796
Total non-interest expense	$22,084	$22,560	$25,934	$67,044	$79,149

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
	2014			2013
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,390,811	$17,768	5.08%	$1,396,709	$20,027	5.70%
Tax-exempt loans (2)	4,803	77	6.36	5,321	86	6.41
Taxable securities	484,687	1,644	1.35	337,299	1,109	1.30
Tax-exempt securities (2)	40,613	430	4.20	35,242	433	4.87
Interest bearing cash and repurchase agreement	76,529	61	0.32	117,971	68	0.23
Other investments	23,415	264	4.47	21,496	242	4.47
Interest Earning Assets	2,020,858	20,244	3.98	1,914,038	21,965	4.57
Cash and due from banks	46,643			46,069
Other assets, net	179,861			188,705
Total Assets	$2,247,362			$2,148,812

Liabilities
Savings and interest-bearing checking	$949,039	270	0.11	$910,422	294	0.13
Time deposits	402,951	966	0.95	415,090	1,077	1.03
Other borrowings	67,114	649	3.84	67,578	884	5.19
Interest Bearing Liabilities	1,419,104	1,885	0.53	1,393,090	2,255	0.64
Non-interest bearing deposits	551,617			502,357
Other liabilities	30,734			37,143
Shareholders’ equity	245,907			216,222
Total liabilities and shareholders’ equity	$2,247,362			$2,148,812

Net Interest Income		$18,359			$19,710

Net Interest Income as a Percent of Average Interest Earning Assets			3.61%			4.10%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
	2014			2013
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,377,884	$54,024	5.24%	$1,415,545	$60,919	5.75%
Tax-exempt loans (2)	5,028	239	6.36	5,628	272	6.46
Taxable securities	470,995	4,623	1.31	274,002	2,772	1.35
Tax-exempt securities (2)	41,493	1,268	4.09	28,873	1,164	5.39
Interest bearing cash and repurchase agreement	87,511	219	0.33	149,807	272	0.24
Other investments	23,416	857	4.89	21,274	694	4.36
Interest Earning Assets	2,006,327	61,230	4.08	1,895,129	66,093	4.66
Cash and due from banks	45,137			44,866
Other assets, net	184,709			157,038
Total Assets	$2,236,173			$2,097,033

Liabilities
Savings and interest-bearing checking	$953,008	799	0.11	$906,046	864	0.13
Time deposits	421,775	2,990	0.95	418,193	3,499	1.12
Other borrowings	59,362	1,720	3.87	67,716	2,625	5.18
Interest Bearing Liabilities	1,434,145	5,509	0.51	1,391,955	6,988	0.67
Non-interest bearing deposits	529,654			496,777
Other liabilities	32,226			39,292
Shareholders’ equity	240,148			169,009
Total liabilities and shareholders’ equity	$2,236,173			$2,097,033

Net Interest Income		$55,721			$59,105

Net Interest Income as a Percent of Average Interest Earning Assets			3.71%			4.17%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2014

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-performing	Total

Land	$9,083	$1,222	$502	$1,724	19.0%
Land Development	11,684	6,114	230	6,344	54.3
Construction	12,572	27	-	27	0.2
Income Producing	245,319	14,410	1,339	15,749	6.4
Owner Occupied	205,647	18,471	1,807	20,278	9.9
Total Commercial Real Estate Loans	$484,305	$40,244	3,878	$44,122	9.1

Other Commercial Loans	$187,782	$11,624	543	$12,167	6.5
Total non-performing commercial loans			$4,421